January 21, 2003

FOR IMMEDIATE RELEASE                 Contact:  John I. Jelavich, President/CEO
                                                (530) 674-6025

         California Independent Bancorp Announces Record Fourth Quarter
                             and Record Year Results

Yuba City, California . . . California Independent Bancorp (NASDAQ: CIBN) and its subsidiary, Feather River State Bank, today reported record financial results for the year ended December 31, 2002. Net income was $3,761,000, signifying the highest earnings in the history of the Company, and a 166.9% increase over the $1,409,000 net income reported for the year ended December 31, 2001. Diluted earnings per share from continuing operations for 2002 was $1.65, a 175.0% increase over diluted earnings per share from continuing operations of $0.60 reported in 2001.

Total assets at December 31, 2002 were $366.6 million, an increase of $60.4 million, or 19.7%, from total assets at December 31, 2001 of $306.2 million. Loans and deposits grew considerably in 2002. Total loans grew $22.1 million from $192.3 million at December 31, 2001 to $214.4 million at December 31, 2002. Total deposits grew $31.1 million from $275.6 million at December 31, 2001 to $306.7 million at December 31, 2002.

John Jelavich, President and CEO commented, "It has been an excellent year. We are proud of our accomplishments and we have paved the road ahead for continued success. Our momentum has increased steadily, particularly in the final six months as we earned $2,203,000 during that period. We believe the accelerated performance was accomplished by the creation of a teamwork approach as staff productivity increased measurably. For the year, return on beginning equity was 13.82%, return on average assets was 1.14%, loan growth was 11.52%, and total deposit growth was 11.30%, which significantly exceeded 2001 results as well as our business plan for 2002. We thank our stockholders, customers, and our dedicated employees for their continued support."

The Company finished the year strong reporting its best quarter ever with net income of $1,222,000. Diluted earnings per share from continuing operations were $0.53 for the fourth quarter. The Company reported a net loss of $669,000, and diluted loss per share from continuing operations of $0.30 for the fourth quarter of 2001. Jelavich added, "We were confronted with significant challenges to asset quality at the end of 2001 and we addressed these challenges in 2002. Our commitment to asset quality will not diminish in 2003."

Feather River State Bank has nine branches in Yuba City, Arbuckle, Colusa, Marysville, Wheatland, Woodland, Lincoln, and Roseville, California serving Sutter, Yuba, Colusa, Yolo, and Placer counties.

Forward-looking  statements - The Private  Securities  Litigation  Reform Act of
1995:

Certain statements contained in this release are forward-looking statements that are subject to risk and uncertainty. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. A number of factors -- many of which are beyond California Independent Bancorp's ("Company") control -- could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Forward-looking statements include, but are not limited to, that the Company will continue to recognize success in the future. The Company's reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2001, and Form 10-Q for the quarter ended September 30, 2002, describe some of these factors, including certain credit, market, operational, liquidity, and interest rate risks associated with the Company's business and operations. Other factors described in the Company's Form 10-K for the year ended December 31, 2001, and Form 10-Q for the quarter ended September 30, 2002, include changes in business and economic conditions, competition, fiscal and monetary policies, and legislation. There are other factors besides these that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements or otherwise affect in the future the Company's business, results of operations and financial condition. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update such statements in light of new information or future events.

                 California Independent Bancorp and Subsidiaries
                             Selected Financial Data
                                    Unaudited
                      Fourth Quarter 2002 Earnings Release
                  (Dollars in thousands except per share data)

Consolidated Statement of Financial Condition Data:

                                                                 As of                     As of
Assets                                                     December 31, 2002         December 31, 2001
                                                           --------------------------------------------------

       Cash and Cash Equivalents                                $21,801                   $17,747
       Fed Funds Sold                                            18,245                     5,300

       Securities Held-to-Maturity                                2,265                     3,604
       Securities Available-for-Sale, at Fair Value              98,869                    74,753
       ------------------------------------------------------------------------------------------------------

       Total Investments                                        101,134                    78,357

       Loans & Leases                                           214,428                   192,281
           Less: Allowance for Loan and Lease Losses             (6,532)                   (5,498)
       ------------------------------------------------------------------------------------------------------

       Net Loans & Leases                                       207,896                   186,783

       Premises and Equipment, Net                                6,731                     6,937
       Other Real Estate Owned                                        -                       542

       Interest Receivable and Other Assets                      10,841                    10,339
       Net Assets From Discontinued Operations                        -                       163

       ------------------------------------------------------------------------------------------------------


       Total Assets                                            $366,648                  $306,168

Liabilities
       Deposits:
         Noninterest-Bearing                                    $75,381                   $69,968
         Interest-Bearing                                       231,345                   205,608
       -------------------------------------------------------------------------------------------------------
       Total Deposits                                           306,726                   275,576

       Other Interest-Bearing Liabilities                        16,415                       398
       Accrued Interest Payable & Other Liabilities               4,766                     2,981
       Trust Preferred Securities                                10,000                         -

       Net Liabilities From Discontinued Operations                  77                         -
       -------------------------------------------------------------------------------------------------------
       Total Liabilities                                        337,984                   278,955

Shareholders' Equity
       Common Stock, No Par Value:  20,000,000 Shares
       Authorized, 2,152,787 and 2,115,419 Issued and
       Outstanding at December 31, 2002 and December
       31, 2001, respectively.                                   22,600                    22,322

       Retained Earnings                                          5,197                     4,481
       Debt Guarantee of ESOP                                       (80)                     (120)
       Accumulated Other Comprehensive Income                       947                       530
       --------------------------------------------------------------------------------------------------------

       Total Shareholders' Equity                                28,664                    27,213
       --------------------------------------------------------------------------------------------------------


       Total Liabilities & Shareholders' Equity                $366,648                  $306,168


                 California Independent Bancorp and Subsidiaries
                             Selected Financial Data
                                    Unaudited
                      Fourth Quarter 2002 Earnings Release
                  (Dollars in thousands except per share data)



                                                      Twelve months ended December 31,   Three months ended December 31,
 Consolidated Statement of Income Data:                   2002            2001                2002            2001
                                                      ------------------------------------------------------------------

       Interest and Fee Income                            $20,920         $21,359              $5,673          $5,138
       Interest Expense                                     5,156           7,022               1,428           1,385
       -----------------------------------------------------------------------------------------------------------------

       Net Interest Income                                 15,764          14,337               4,245           3,753


       Provision for Loan and Lease Losses                    550           2,450                 100           2,450
       -----------------------------------------------------------------------------------------------------------------

       Net Interest Income After Provision for
         Loan and Lease Losses                             15,214          11,887               4,145           1,303

       Noninterest Income                                   2,637           2,209                 749             484
       Noninterest Expense:
         Salaries and Employee Benefits                     6,664           6,888               1,575           1,734
         Occupancy, Furniture and Equipment                 2,081           1,993                 494             523
         Other Operating Expense                            3,189           3,314                 864             819
       -----------------------------------------------------------------------------------------------------------------

       Total Noninterest Expense                           11,934          12,195               2,933           3,076


       Net Income Before Income Taxes                       5,917           1,900               1,961         (1,289)

       Provision for Income Taxes                           2,210             547                 749           (602)
       -----------------------------------------------------------------------------------------------------------------


       Net Income From Continuing Operations                3,707           1,353               1,212           (687)
       Income on Discontinued Operations, Net of
          Tax Effect                                           54              56                  10             18
       -----------------------------------------------------------------------------------------------------------------

       Net Income                                          $3,761          $1,409              $1,222     $     (669)

Earnings Per Share
      Basic Earnings Per Share From Continuing Operations   $1.67            0.61                0.54          (0.31)
      Diluted Earnings Per Share From Continuing Operations $1.65            0.60                0.53          (0.30)
      Basic Earnings Per Share After Discontinuance of
         Subsidiary                                         $1.69            0.64                0.55          (0.30)
      Diluted Earnings Per Share After Discontinuance of
         Subsidiary                                         $1.68            0.62                0.54          (0.30)
      Basic Weighted Average Shares Outstanding         2,224,285       2,215,532           2,226,323      2,217,112
      Diluted Weighted Average Shares Outstanding       2,244,040       2,258,067           2,272,349      2,256,497

      Net Interest Margin                                    5.20%           5.29%               5.22%          5.33%

Basic and diluted earnings per share, and the weighted average shares, have been adjusted to reflect the 5% stock dividends distributed on September 20, 2002 and September 25, 2001.
